UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2008

Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)
Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio	44113
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	216-621-6060
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On March 31, 2008, Forest City Enterprises, Inc. issued a press release announcing financial results for the year ended January 31, 2008. A copy of this press release is attached hereto as Exhibit 99.1. The information in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are furnished herewith.

Exhibit Number	Description

99.1	Press Release of Forest City Enterprises, Inc.
Dated March 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

		By:	/s/ THOMAS G. SMITH
		Name:	Thomas G. Smith
		Title:	Executive Vice President, Chief Financial Officer and Secretary

Date:	March 31, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Forest City Enterprises, Inc. Dated March 31, 2008